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                         CONSENT OF FROST BROWN TODD LLC

     We consent to the references to our firm in the Prospectus and Statement of Additional Information and to the incorporation by reference, in the Post-Effective Amendment No. 26 to the Registration Statement (Form N-1A, File Nos. 2-68290 and 811-3070) and related Prospectus of Hilliard-Lyons Government Fund, Inc., of our opinion previously filed on December 20, 1996 with Post-Effective Amendment No. 18 to the Registration Statement.


December 29, 2004                               /s/ Frost Brown Todd LLC
                                                --------------------------------
                                                Frost Brown Todd LLC